Supplement to Van Eck Funds, Inc.
                       Statement of Additional Information
                                Dated May 1, 2004



The following is added to page 27 below the section entitled "Redemptions in Kind":



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.



           THIS SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                             IS DATED JULY 14, 2004.